SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) - August 30, 2002


                                  CAPRIUS, INC.
                                  -------------

             (Exact name of registrant as specified in its charter)


         Delaware                    0-11914                   22-2457487
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(State or other jurisdiction       (Commission               (IRS Employer
     of Incorporation              File Number)            Identification No.)


            One Parker Plaza  Fort Lee, New Jersey                07024
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           (Address of principal executive offices)             (zip code)


Registrant's telephone number, including area code  -  (201) 592-8838
                                                       --------------


                                 Not Applicable
                                 --------------

          (Former Name or Former Address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
        ------------------------------------------

          Press Release issued on August 30, 2002

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

(c)  Exhibits.

99   Press Release, dated August 30, 2002


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CAPRIUS, INC
                                          ------------------------------------
                                                (Registrant)


                                          By: /s/ Jonathan Joels
                                             ---------------------------------
                                                  Jonathan Joels,
                                                  Vice President


September 3, 2002


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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT
-------

99   Press Release, dated August 30, 2002


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